UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 1, 2016
FUEL TECH, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	001-33059 (Commission File Number)	20-5657551 (IRS Employer Identification No.)
Fuel Tech, Inc.
27601 Bella Vista Parkway
Warrenville, IL 60555-1617
630-845-4500
(Address and telephone number of Principal Executive Offices)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers
Effective March 1, 2016, the Compensation Committee (the “Committee”) of the Board of Directors of Fuel Tech, Inc. (“Fuel Tech” or the “Company”) took the following actions:
1. 2015 Executive Officer Incentive Plan Bonus Award Determination. Following review of the Company’s financial results for fiscal 2015, the Committee determined that the Company’s financial performance in 2015 failed to meet the financial performance threshold necessary for a payout under the 2015 Executive Officer Incentive Plan (the “2015 EOIP”). Accordingly, there will be no payout under the 2015 EOIP to any of its participants. Participation in the 2015 EOIP was limited to Fuel Tech’s President and Chief Executive Officer; Executive Chairman; Senior Vice President, Fuel Conversion Marketing; Senior Vice President, Treasurer and Chief Financial Officer; and Senior Vice President, General Counsel and Secretary.
2. Establishment of 2016 Executive Officer Incentive Plan. The Committee also adopted Fuel Tech’s 2016 Executive Officer Incentive Plan (the “2016 EOIP”), including establishing the financial performance threshold for payout and the percentage of the incentive pool to be paid out to participants in the EOIP for 2016. Participation in the 2016 EOIP is limited to Fuel Tech’s President and Chief Executive Officer; Executive Chairman; Senior Vice President, Treasurer and Chief Financial Officer; and Senior Vice President, General Counsel and Secretary (each a “Participant”). The Committee, in its business discretion, may subjectively decide to designate additional full-time senior management employees to be Participants in the 2016 EOIP after consideration of the recommendations of Fuel Tech’s Chief Executive Officer.
The 2016 EOIP is structured as follows:

•
2016 EOIP payouts are based on Fuel Tech’s performance in the three critical financial metrics defined below. An “Incentive Pool” may be created dependent on Fuel Tech’s financial performance pertaining to all or some of those metrics during the fiscal year. If the Incentive Pool is created, each Participant will be awarded his designated portion of the Incentive Pool by March 31, 2017.

•
Under the 2016 EOIP, a percentage of Adjusted EBITDA may be set aside in the Incentive Pool with respect to each fiscal year to provide for bonus payments based on performance in the following three categories: (i) Adjusted EBITDA, (ii) Revenue and (iii) APC Bookings. “Adjusted EBITDA” refers to earnings before interest expense, taxes, depreciation and amortization, profit sharing plan contributions, stock compensation, incentive pay (excluding sales commissions) and other unusual or non-cash charges. “Revenue” refers to net sales. “APC Bookings” refers to revenue from the sale of equipment or services in Fuel Tech’s APC line of business to which Fuel Tech has a contractual right pursuant to a sales contract executed after January 1, 2016.

•
No amounts will be payable under the 2016 EOIP unless Fuel Tech achieves the established minimum threshold of Adjusted EBITDA for 2016. Accordingly, if Fuel Tech’s financial performance for 2016 falls below the established minimum threshold of Adjusted EBITDA, there will be no payout under the 2016 EOIP of any kind, regardless of the annual Revenue, APC Bookings or other Company product sales achieved. If Fuel Tech’s minimum threshold of Adjusted EBITDA is met, however, the percentage of Adjusted EBITDA set aside in the Incentive Pool rises pro rata incrementally based on actual combined performance for the Adjusted EBITDA, Revenues, and APC Bookings financial metrics up to an upper limit cap.

•
For 2016, the minimum performance thresholds for Adjusted EBITDA, Revenue and APC Bookings were set at $2.5 million, $75 million and $37.5 million, respectively. If the Adjusted EBITDA performance threshold is met, 2.00% of Adjusted EBITDA will be funded into the Incentive Pool; assuming Fuel Tech achieved two of the three performance thresholds, 2.50% of Adjusted EBITDA will be funded into the Incentive Pool; and, assuming Fuel Tech achieves all three performance thresholds, 3.00% of Adjusted EBITDA will be funded into the Incentive Pool.

•
If the minimum thresholds above are met, the percentage of Adjusted EBITDA funded into the Incentive Pool for the Adjusted EBITDA metric will rise incrementally at a rate equal to 0.20% for each additional $500,000 in Adjusted EBITDA, subject to an overall cap of 4.00%; the percentage of Adjusted EBITDA funded into the Incentive Pool for Revenue will rise incrementally at a rate equal to 0.10% for each additional $1.5 million in Revenue, subject to an overall cap of 1.5%; and the percentage of Adjusted EBITDA funded into the Incentive Pool for APC Bookings will rise incrementally at a rate equal to 0.10% for each additional $1.5 million in APC Bookings, subject to an overall cap of 1.50%. Accordingly, the highest possible funding percentage for the Incentive Pool under the 2016 EOIP is 7.00% of Adjusted EBITDA.

•
If the performance thresholds under the 2016 EOIP are met, the Incentive Pool will be divided in accordance with the following participation percentages: 40% of the Incentive Pool being awarded to the President and Chief Executive Officer; 20% to the Executive Chairman; 20% to the Senior Vice President, Treasurer and Chief Financial Officer; and 20% to the Senior Vice President, General Counsel and Secretary.

•
Both the payout vesting and allocation percentages for each Participant under the 2016 EOIP are formulaic, and do not involve any subjective evaluation of the performance of the Participants or other exercise of discretion by the Committee.

•
The actual amounts of fiscal 2016 cash bonuses earned, if any, for the Executive Officers of the Company who are Participants in the EOIP will be reported in the Registrant’s proxy statement for its 2017 Annual Meeting of Stockholders.

3. Award of 2015 Look-Back RSUs: Pursuant to the terms of the Company’s 2015 Executive Performance RSU Award Agreement with each 2015 Executive Performance RSU Award Agreement participant listed in the table below (“2015 Participating Executive”), the Committee determined the actual number of “Look-Back” restricted stock units (“RSUs”) to be awarded to each 2015 Participating Executive. The target level of Look-Back RSUs, and the actual amount of Look-Back RSUs granted are set forth in the table below.

Name and Title	Target Look-Back RSUs	Actual Granted Look-Back RSUs
Vincent J. Arnone President and Chief Executive Officer	45,000	27,000
Douglas G. Bailey Executive Chairman	24,000	14,400
David S. Collins Chief Financial Officer and Treasurer	24,000	14,400
Albert G. Grigonis Senior Vice President, General Counsel and Secretary	24,000	14,400
Robert E. Puissant Senior Vice President, Fuel Conversion Marketing	15,000	9,000
The terms of the 2015 Executive Performance RSU Award Agreement (the “2015 Agreement”) are described in the Company’s Proxy Statement on Schedule 14A for its 2016 Annual Meeting of Stockholders filed with the Securities Exchange Commission on April 1, 2015, and a copy of the form of the 2015 Agreement entered into between the Company and each of the 2015 Participating Executives is attached as Exhibit 10.3 to the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2015 filed with the Securities Exchange Commission on May 11, 2015. Such description and exhibit are incorporated by reference in their entirety.
4. 2016 Executive Performance RSU Awards: The Committee also authorized the Company to enter into a 2016 Executive Performance RSU Award Agreement (the “2016 Agreement”) with each of the persons listed in the table below (each a “2016 Participating Executive”) pursuant to which each 2016 Participating Executive will have the opportunity to earn the amount of target RSUs shown in the table below. Aside from the target RSUs established for 2016 Participating Executives and the composition of the Company’s peer group listed in the 2016 Agreement, the form and substance of each 2016 Agreement entered into is the same as the 2015 Agreement described above.

Name and Title	Target Look-Back RSUs	Target TSR RSUs*	Target Revenue RSUs*
Vincent J. Arnone President and Chief Executive Officer	53,333	53,333	53,333
Douglas G. Bailey Executive Chairman	26,666	26,666	26,666
David S. Collins Chief Financial Officer and Treasurer	26,666	26,666	26,666
Albert G. Grigonis Senior Vice President, General Counsel and Secretary	26,666	26,666	26,666

*	The amount of RSUs shown represents the target RSU amount for each category of RSUs. The actual amount of RSUs granted for each category can range from 0% to 150% of the target RSUs shown.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Fuel Tech, Inc.
(Registrant)
Date: March 4, 2016
By: /s/ Albert G. Grigonis
Albert G. Grigonis
Senior Vice President, General Counsel
and Secretary

4